Prime Credit Card Master Trust					11-Mar-04
					04:08 PM
Settlement Statement
-	-	--

Distribution Date:					15-Mar-04

Monthly Period:		February, 2004
		01-Feb-04
		28-Feb-04

(i) Collections					$437,383,910
Finance Charge					40,416,720
Principal					396,967,190

(ii) Investor Percentage - Principal Collections					28-Feb-04

	Series 2000-1				23.7%
	A				19.9%
	B				1.9%
	C				1.9%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iii) Investor Percentage - Finance Charge Collections, Receivables

	Series 2000-1				23.7%
	A				19.9%
	B				1.9%
	C				1.9%

	Series 1992-3				0.0%
	A				0.0%
	B				0.0%

(iv) Distribution Amount per $1,000				15-Mar-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(v) Allocation to Principal per $1,000				15-Mar-04

	Series 2000-1				$0.000
	A				0.000
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed				$0.00
	Series 2000-1				$0.00
	Series 1992-3				$0.00

(vi) Allocation to Interest per $1,000				15-Mar-04

	Series 2000-1				$5.583
	A				5.583
	B				0.000
	C				0.000

	Series 1992-3				$0.000
	A				0.000
	B				0.000

	Total $'s Distributed
	Series 2000-1				$2,233,333.33
	Series 1992-3				$0.00

(vii) Investor Default Amount

	Series 2000-1				$2,809,273.31
	A				$2,359,742.39
	B				224,765.46
	C				224,765.46

	Series 1992-3				$0.00
	A				$0.00
	B				$0.00

(viii) Investor Charge Offs
			Charge Offs		Reimbursements
	Series 2000-1		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00
	C		0.00		0.00

	Series 1992-3		$0.00		$0.00
	A		0.00		0.00
	B		0.00		0.00

(ix) Servicing Fee

	Series 2000-1				$793,666.67
	A				666,666.67
	B				63,500.00
	C				63,500.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(x) Deficit Controlled Amortization Amount

	Series 2000-1				$0.00
	A				0.00
	B				0.00
	C				0.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xi) Receivables in Trust			28-Feb-04		$2,102,643,409.64
Principal Receivables in Trust					$2,007,078,266.67

(xii) Invested Amount			28-Feb-04

	Series 2000-1				$476,200,000.00
	A				400,000,000.00
	B				38,100,000.00
	C				38,100,000.00

	Series 1992-3				$0.00
	A				0.00
	B				0.00

(xiii) Enhancement					NA

(xiv) Pool Factor					NA

(xv) Yield Factor					7.880%
Finance Charge Receivables Factor					4.545%

(xvi) Payout Event

	Series 2000-1				NO
	Series 1992-3				NO

(xvii) Other

	Delinquency

	Current			91.37%	$1,822,796,251
	1-29 days			4.20%	$83,805,490
	30-59 days			1.39%	$27,642,027
	60-89 days			0.78%	$15,595,379
	90-119 days			0.63%	$12,659,255
	120-149 days			0.62%	$12,331,614
	150 days +			1.01%	$20,112,001
	Total			100.00%	$1,994,942,017

	Balance in Principal Funding Account			28-Feb-04	$0
	Balance in Excess-Funding Account				$0

Last Updated on 3/15/04
By Federated